UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2007
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On May 21, 2007, we announced a definitive agreement to sell substantially all of our power business to Bear Energy, LP, a unit of the Bear Stearns Company, Inc. for $512 million. We have revised certain historical financial information previously included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, to reflect the results of operations and financial position of our power business as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”
The following items of the Form 10-K have been revised for the discontinued operations described above and are filed as exhibits to this Current Report on Form 8-K:
•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

•	Item 8. Financial Statements and Supplementary Data

•	Exhibit 12. Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2006, 2005, 2004, 2003, and 2002

•	Exhibit 23.1. Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
The following items of the Form 10-Q have been revised for the discontinued operations described above and are filed as exhibits to this Current Report on Form 8-K:
•	Item 1. Financial Statements

•	Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 3. Quantitative and Qualitative Disclosures About Market Risk

•	Exhibit 12. Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 2007
The revised items of the Form 10-K and Form 10-Q described above have been updated for only the power business discontinued operations. We have not otherwise updated for activities or events occurring after the dates these items were originally presented in the Form 10-K and Form 10-Q. This Current Report on Form 8-K should be read in conjunction with our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, and other Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(a)	None

(b)	None

(c)	None

(d)	Exhibits

Exhibit No.	Description

12	Revised Computations of Ratio of Earnings to Fixed Charges for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 and for the three months ended March 31, 2007.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006).

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2006

99.3	Revised Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk (Part I, Items 1, 2, and 3 of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007).
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WILLIAMS COMPANIES, INC. (Registrant)
/s/ Ted T. Timmermans
Ted T. Timmermans
Controller (Duly Authorized Officer and Principal Accounting Officer)

October 12, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

12	Revised Computations of Ratio of Earnings to Fixed Charges for the years ended December 31, 2006, 2005, 2004, 2003, and 2002 and for the three months ended March 31, 2007.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006).

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2006

99.3	Revised Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures About Market Risk (Part I, Items 1, 2, and 3 of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007).

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